UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On May 19, 2005, FreightCar America, Inc. (the “Company”) held a conference call to which members of the public were invited to discuss the Company’s financial results for the quarter ended March 31, 2005. A copy of the transcript of such conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 5 – Corporate Governance and Management

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 18, 2005, the Board of Directors of the Company approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code”). The amendments to the Code relate to the Company’s policies regarding gifts and other benefits under Section E of Article IV - “Conflict of Interest Policy” of the Code.

A copy of the Code, as amended, is attached to this Current Report on Form 8-K as Exhibit 14.1. The Company has also posted the Code, as amended, on its website at www.freightcaramerica.com.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 14.1	FreightCar America, Inc. Code of Business Conduct and Ethics, effective May 18, 2005.

Exhibit 99.1	Transcript of Conference Call held on May 19, 2005 by FreightCar America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: May 24, 2005	By:	/s/ Kevin P. Bagby
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 14.1	FreightCar America, Inc. Code of Business Conduct and Ethics, effective May 18, 2005.

Exhibit 99.1	Transcript of Conference Call held on May 19, 2005 by FreightCar America, Inc.

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